Exhibit 10.8


                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement"), dated as of September 13, 2000, between CAROUSEL FINANCE LIMITED, a limited liability company organized and validly existing under the laws of the Isle of Man, with its principal executive office located at International House, Castle Hill, Victoria Road, Douglas, British Isles 1M24RB ("Buyer") and NETMAXIMIZER.COM, INC., a Florida Corporation, with its principal executive offices located at 4400 North Federal Highway, Suite 307, Boca Raton, Florida 33431 ("Issuer").

                                    RECITALS
                                    --------

         WHEREAS. the Issuer and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended and regulations of the SEC promulgated there under (the "1933 Act"); and

         WHEREAS, the Issuer has authorized the issuance of up to One Million (1,000,000) shares of its common stock, par value $.001 per share (the "Common Stock") at a per share fair market price of Five and no/100 Dollars ($5.00) per share; and

         WHEREAS, the Issuer has authorized the issuance of five year Warrants to Purchase Common Stock, in substantially the form attached hereto as Exhibit A (the "Warrant"), to purchase up to One Million (1,000,000) shares of Common Stock (as exercised, collectively, the "Warrant Shares") at an exercise price of Ten and no/100 Dollars ($10.00) per share; and

         WHEREAS, Buyer desires to purchase, and the Issuer desires to issue and sell to Buyer units (the "Units") consisting of 20,000 shares of Common Stock and Warrants to purchase 20,000 shares of Common Stock for a purchase price (the "Purchase Price") of $100,000 per Unit, all upon the terms and conditions stated in this Agreement; and

         WHEREAS, Mr. W.I. Howell Acuff, Esq., has agreed to act as escrow agent (the "Escrow Agent") pursuant to an Escrow Agreement between the Buyer and the Issuer dated as of the date hereof (the "Escrow Agreement").

         NOW THEREFORE, in consideration of the mutual covenants of the parties set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer and Buyer hereby agree as follows:

                                    ARTICLE 1

                        PURCHASE AND SALE OF COMMON STOCK

1.1 Sale and Purchase. Subject to the satisfaction (or waiver) of the conditions set forth in Article 5 and Article 6 below, from time to time the Issuer shall issue and sell to Buyer, and Buyer shall purchase from the Issuer, the Units (each, a "Closing"). The Units shall be delivered to the Buyer in exchange for the Purchase Price following the Closing according to the timing and manner established in the Escrow Agreement.

1.2 Closing Date. The date and time of each Closing shall be subject to (i delivery of the Purchase Price into escrow pursuant to the Escrow Agreement and
(ii) notification of satisfaction (or waiver) of the conditions to the Closing set forth in Article 5 and Article 6 hereof, (or such other date as is mutually agreed to by the Issuer and the Buyer), but in any event shall be prior to October 2, 2000.

                                    ARTICLE 2

                     BUYER'S REPRESENTATIONS AND WARRANTIES
                     --------------------------------------

         Buyer hereby represents and warrants to the Issuer that:

2.1 Investment Purpose. Buyer (i) is acquiring the Common Stock and the Warrant, and (ii) upon exercise of the Warrant, will acquire the Warrant Shares issuable upon exercise (the Units, Common Stock, the Warrant and the Warrant Shares are referred to collectively herein as the "Securities"), for its own account for investment only, and not with a view towards or for resale in connection with the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act.

2.2 Accredited Investor Status. Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

2.3 Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Issuer is relying in part upon the truth and accuracy of, and Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire such Securities.

2.4 Information. Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Issuer and materials relating to the purchase and sale of the Securities that have been requested by Buyer. Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Issuer. Neither such inquiries nor any other due diligence investigations conducted by Buyer or its advisors, if any, or its representatives shall modify, amend or affect Buyer's right to rely on the Issuer's representations and warranties as set forth herein. Buyer understands that its investment in the Securities involves a high degree of risk. Buyer has sought such accounting, legal and tax advice as it has considered necessary to

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make an informed investment decision with respect to its acquisition of the Securities. Buyer specifically acknowledges that the Issuer is presently engaged in discussions with another investor on substantially the same terms as are represented by this Agreement. The investment by the Buyer in the Securities is independent of whether the other transaction occurs and the Issuer has given no assurance to the Buyer with regard to whether the other transaction will occur.

2.5 No Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

2.6 Transfer or Resale. Buyer understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Buyer shall have delivered to the Issuer an opinion of counsel, in a generally acceptable form, to the effect the such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Buyer provides the Issuer with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended (or a successor rule thereto) ("Rule 144"); (ii) any sale of the Securities made in reliance upon Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Issuer nor any other person is under any obligation to register any Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

2.7 Legends. Buyer understands that the certificates or other instruments representing the Common Stock, the Warrant and the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

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The legend set forth above shall be removed and the Issuer shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for sale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Issuer with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Issuer with reasonable assurances that the Securities can be sold pursuant to Rule 144.

2.8 Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Buyer and is a valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                                    ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE ISSUER
                  --------------------------------------------

         The Issuer represents and warrants to Buyer that:

3.1 Organization and Qualification. The Issuer is a corporation duly organized and validly existing in good standing under the laws of the State of Florida, and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted. The Issuer is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Issuer, on the instruments to be entered into an connection herewith, or on the authority or ability of the Issuer to perform its obligations under the Transaction Documents (as defined below).

3.2 Authorization; Enforcement; Validity. (i) The Issuer has the requisit corporate power and authority to enter into and perform this Agreement, the Warrant, letters constituting irrevocable direction to the Transfer Agent to issue up to One Million Shares of the Issuer's Common Stock in the name of the Buyer (the "Transfer Agent Letters"), the Escrow Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Issuer and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Common Stock and the

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Warrant and the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise thereof, have been duly authorized by the Issuer's Board of Directors and no further consent or authorization is required by the Issuer, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Issuer, and (iv) the Transaction Documents constitute the valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

3.3 Capitalization. As of the date hereof, the authorized capital stock of the Issuer consists of (i) 75,000,000 shares of Common Stock, of which as of the date hereof, 39,153,006 are issued and outstanding, 2,603,200 shares are reserved for issuance pursuant to the Issuer's employee stock option plan, 50,000 shares are reserved for issuance under the Issuer's non-employee director stock option plan, and 321,932 are reserved for issuance upon exercise of a warrant; and (ii) 2,000,000 shares of "blank check" Preferred Stock, of which as of the date hereof, no shares are outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and non-assessable.

3.4 Issuance of Securities. Upon exercise in accordance with the Warrant, the Warrant Shares will be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Issuer of the Securities is exempt from registration under the 1933 Act.

3.5 No Conflicts. The execution, delivery and performance of the Transaction Documents by the Issuer and the consummation by the Issuer of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Warrant Shares) will not (i) result in a violation of the Issuer's Articles of Incorporation or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Issuer is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Issuer or by which any property or asset of the Issuer is bound or affected. The Issuer is not in violation of any term of or in default under its Articles of Incorporation or By-laws or their organizational charter or by-laws, respectively. The Issuer is not in violation of any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to Issuer. The business of the Issuer is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and state

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securities laws, the Issuer is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or any other of the Transaction Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Issuer is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Issuer is unaware of any facts or circumstances, which might give rise to any of the foregoing.

3.6 SEC Documents; Financial Statements. The Issuer's Registration Statement on Form-10 was filed on December 7, 1999, and became effective on February 7, 2000. Following the effective date, the Issuer filed its annual report on Form 10K for the year ended December 31, 1999, and its quarterly report on Form 10-Q for the quarter ended March 30, 2000. The Issuer cleared all comments by the staff of the SEC as of June 1, 2000. Since then, the Issuer has filed a quarterly report on Form 10-Q on August 14, 2000 with the SEC pursuant to the requirements of the Securities Exchange Act of 1934, as amended and the rules and regulations of the SEC promulgated thereunder (the "1934 Act") (the "SEC Documents"). The Issuer has delivered to Buyer true and complete copies of the SEC Documents. As of their respective dates, to the best knowledge of the Issuer, the SEC Documents complied in all material respects with the requirements of the 1934 Act, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, to the best knowledge of the Issuer, the financial statements of the Issuer included in the SEC Documents complied as to form with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all respects the financial position of the Issuer as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments).

3.7 Employee Relations. The Issuer is not involved in any labor disput nor, to the knowledge of the Issuer, is any such dispute threatened. None of the Issuer's employees is a member of a union. The Issuer is not a party to any collective bargaining agreement. The Issuer believes that its relations with its employees are good.

3.8 Leased Property. Any real property, facilities and personal property held under lease or other rental agreement by the Issuer are held under valid, subsisting and enforceable agreements with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property, facilities and personal property by the Issuer.

3.9 Insurance. The Issuer is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Issuer believes to be prudent and customary in the business in which the Issuer is engaged.

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3.10 Tax Status. The Issuer has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Issuer has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Issuer know of no basis for any such claim.

                                    ARTICLE 4

                                    COVENANTS
                                    ---------

4.1 Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Article 5 and
Article 6 of this Agreement.

4.2 Use of Proceeds. The Issuer will use the proceeds from the sale of the Units for the purposes of acquiring inventory, for working capital and for general corporate purposes.

4.3 Reservation of Shares. The Issuer shall take all action necessary at all times have to authorized and reserved for the purpose of issuance the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon exercise of the Warrant.

                                    ARTICLE 5

                  CONDITIONS TO THE ISSUER'S OBLIGATION TO SELL
                  ---------------------------------------------

         The obligation of the Issuer hereunder to issue and sell the Units to Buyer at each Closing is subject to the satisfaction, as of each Closing, of each of the following conditions, provided that these conditions are for the Issuer's sole benefit and may be waived by the Issuer at any time in its sole discretion by providing Buyer with prior written notice thereof:

5.1 Delivery of Documents. Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Escrow Agent.

5.2 Purchase Price. Buyer shall have delivered to the Escrow Agent the Purchase Price for the Units being purchased by Buyer at such Closing.

5.3 Representations and Warranties. The representations and warranties of Buyer shall be true and correct in all material respects as of the date when made and as of the date of each Closing as though made at that time (except for representations and warranties that speak as of a specific date), and Buyer shall have performed, satisfied and complied in all material respects with the


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covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer on or prior to the date of such Closing.

                                    ARTICLE 6

                  CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE
                  --------------------------------------------

         The obligation of Buyer hereunder to purchase the Units at any Closing is subject to the satisfaction, at or before the date of such Closing, of each of the following conditions, provided that these conditions are for Buyer's sole benefit and may be waived by Buyer at any time in its sole discretion by providing the Issuer with prior written notice thereof:

6.1 Delivery of Documents. The Issuer shall have executed each of the Transaction Documents and delivered the same to the Escrow Agent.

6.2 Representations and Warranties. The representations and warranties of the Issuer shall be true and correct as of the date when made and as of the date of such Closing as though made at that time (except for representations and warranties that speak as of a specific date) and the Issuer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Issuer at or prior to the date of such Closing.

6.3 Common Stock/Warrant. The Issuer shall have executed and delivered to the Escrow Agent the Warrant and the Transfer Agent Letter, each as related to the Units being purchased by Buyer at such Closing.

6.4 Board Approval. The Board of Directors of the Issuer shall have adopted resolutions consistent with Section 3.2 above and in a form reasonably acceptable to Buyer.

6.5 Other. The Issuer shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.


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                                    ARTICLE 7

                          GOVERNING LAW; MISCELLANEOUS
                          ----------------------------

7.1 Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of Florida.

7.2 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effects as if the signature were an original, not a facsimile signature.

7.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

7.4 Severability. If any provision of this Agreement shall be invalid of unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

7.5 Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Issuer, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Issuer nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Issuer and the Buyer, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

7.6 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:


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         If to the Issuer:

                  Netmaximizer.com, Inc..
                  4400 North Federal Highway, Suite 307
                  Boca Raton, Florida 33431
                  Fax: (561) 447-9490

                  With a copy to:

                  Greenberg Traurig, P.A.
                  777 South Flagler Drive, Suite 300 East
                  West Palm Beach, FL 33401
                  Attn: Morris C. Brown, Esq.
                  Fax: (561) 655-6222

         If to the Buyer:

                  Carousel Finance Limited
                  Attn: Gordon Bailey
                  International House
                  Castle Hill, Victoria Road
                  Douglas, British Isles 1M24RB
                  Fax:
                       -------------------------

         If to the Escrow Agent:

                  W.I. Howell Acuff, Esq.
                  Acuff, Wilson, Acuff & Nisbet, P.C.
                  101 South Jefferson Avenue
                  Cookeville, TN 38501

Or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be reputable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Issuer shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of Buyer. Buyer may assign some or all of its rights hereunder without the consent of the Issuer; provided, however, that any such assignment shall not release Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Issuer has consented to such assignment and assumption. Notwithstanding anything to the contrary


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contained in the Transaction Documents, the Buyer shall be entitled to pledge the Securities in connection with a bona fide margin account.

7.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any other person hereof enforce any provision.

7.9 Survival. Unless this Agreement is terminated without a Closing, the representations, warranties agreements and covenants of the Issuer and Buyer respectively contained herein shall survive the Closing.

7.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transaction contemplated hereby.

         IN WITNESS WHEREOF, the Buyer and the Issuer have caused this Agreement to be duly executed and delivered as of the date first written above.

ISSUER:                                          BUYER:
-------                                          -----
NETMAXIMIZER.COM, INC.                           CAROUSEL FINANCE LIMITED

By:   /s/ David A. Saltrelli                     By:  /s/ Gordon Bailey
    --------------------------                        --------------------------
      David Saltrelli                                 Gorden Bailey
      President                                       Director

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                                   Exhibit A.
                                   ----------

                    Form of Warrant to Purchase Common Stock


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NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT. NEITHER SUCH WARRANTS NOR SUCH SHARES MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT.

                               WARRANT TO PURCHASE
                          [XXX] SHARES OF COMMON STOCK,
                           PAR VALUE $0.001 PER SHARE,
                                       OF
                             NETMAXIMIZER.COM, INC.

         This Certifies that, for and in consideration of $10.00 and other good and valuable consideration, Carousel Finance Limited, or its assigns (collectively, the "Warrantholder"), is entitled to purchase from NETMAXIMIZER.COM, INC., a corporation incorporated under the laws of the State of Florida (the "Corporation"), subject to the terms and conditions hereof, the number of fully paid and nonassessable shares of Common Stock, par value $0.001 per share, of the Corporation stated above at the Exercise Price (as defined herein).

                                    ARTICLE I

         Section 1.01: Definition of Terms. As used in this Warrant, the following capitalized terms shall have the following respective meanings:

         (a) Business Day: A day other than a Saturday, Sunday or other day on which banks in the State of Florida are authorized by law to remain closed.

         (b) Common Stock: Common Stock, $0.001 par value per share, of the Corporation.

         (c) Common Stock Equivalents: Securities that are convertible into, or exercisable or exchangeable for, shares of Common Stock.

         (d) Exercise Price: TEN DOLLARS ($10.00) per Warrant Share as such price may be adjusted from time to time pursuant to Article III hereof.

         (e)      Expiration Date:  5:00 P.M., September 1, 2005, Florida time.

         (f)      Initial Investment Date: September 13, 2000.

         (g) Person: An individual, partnership, joint venture, corporation, trust, unincorporated organization or government of any department or agency thereof.

                                   Exhibit "A"

         (h) Sale of the Corporation: A consolidation or merger of the Corporation with or into any other corporation or corporations (other than a consolidation or merger in which the Corporation is the continuing corporation), or a sale, conveyance or disposition of all or substantially all of the assets of the Corporation or the effectuation by the Corporation of a transaction or series of related transactions in which more than fifty (50%) percent of the voting power of the Corporation is disposed of.

         (i) Warrant Shares: Shares of Common Stock purchased or purchasable upon exercise of this Warrant.


                                   ARTICLE II

                        DURATION AND EXERCISE OF WARRANT

         Section 2.01: Duration of Warrant. The Warrantholder may exercise this Warrant at any time and from time to time after 9:00 A.M on the Initial Investment Date and before 5:00 P.M., on the Expiration Date. If this Warrant is not exercised on the Expiration Date, it shall become void, and all rights hereunder shall thereupon cease.

         Section 2.02: Exercise of Warrant.

         (a) The Warrantholder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant to the Corporation at its principal corporate office or at the office of its stock transfer agent, if any, with the subscription form attached hereto as Exhibit A (the "Subscription Form") duly executed and accompanied by payment of the full Exercise Price for each Warrant Share to be purchased.

         (b) Upon receipt of this Warrant with the Subscription Form fully executed and accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised, the Corporation shall cause to be issued certificates for the total number of whole shares of Common Stock for which this Warrant is being exercised in such denominations as are requested for delivery to the Warrantholder registered in the name of the Warrantholder or its nominee, and the Corporation shall thereupon deliver such certificates to the Warrantholder. The Warrantholder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Corporation shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Warrantholder.

         (c) In lieu of exercising the Warrant in the manner set forth in sub-paragraph 2.02(a) and (b) above, and subject to the last sentence of this sub-paragraph 2.02(c), this Warrant may be exercised without payment of any other consideration, commission, or remuneration, by presentation and surrender of the Warrant to the Corporation, together with a written notice of the Warrantholder's intention to effect a cashless exercise ("Notice of Cashless Exercise") and the Subscription Form, duly executed. In the event of a Cashless Exercise, the number of shares to be issued in exchange for the Warrant will be computed using the following formula:

                                   X = Y (A-B)
                                       -------
                                           A

where:
                  X =   the number of shares of Common Stock to be issued to the
                        Warrantholder.
                  Y =   the number of shares of Common Stock for which this
                        Warrant is being exercised.
                  A =   the Closing Bid Price. The Closing Bid Price means the
                        closing bid price per share of the Common Stock on the
                        last business day prior to the date of receipt of the
                        Warrant, the Notice of Cashless Exercise, and the
                        Subscription Form, on the principal national securities
                        exchange in the United States on which the Common Stock
                        is listed or admitted to trading, or if the Common Stock
                        is not listed or admitted to trading on any such
                        national securities exchange, the average of the highest
                        reported bid and lowest reported asked price, on such
                        day, as furnished by the National Association of
                        Securities Dealers, Inc. ("Nasdaq") through its
                        automated quotation system or a similar organization if
                        Nasdaq is no longer reporting such information.
                  B =   the Warrant Exercise Price

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued. Notwithstanding anything to the contrary contained herein, this Warrant may not be exercised in a cashless exercise transaction if, on the Date of Exercise, the shares of Common Stock to be issued upon exercise of this Warrant would upon such issuance be then registered pursuant to an effective and current registration statement.

         (d) In case the Warrantholder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Corporation shall execute a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder.

         (e) The Corporation shall pay any and all stock transfer and similar taxes which may be payable in respect of the issue of any Warrant Shares to the Warrantholder.

         Section 2.03: Reservation of Shares. The Corporation hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

         Section 2.04: Fractional Shares. The Corporation shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of this Warrant, and in any case where the Warrantholder would, except for the provisions of this Section 2.04, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Corporation shall, upon the exercise of this Warrant and receipt of the Exercise Price, issue the largest number of whole shares purchasable upon exercise of this Warrant. The Corporation shall, in lieu of issuing any fractional share, pay the Warrantholder a sum in cash equal to the fair market value of any such fractional interest as determined in good faith by the Corporation.

                                   ARTICLE III

                      ADJUSTMENT OF SHARES OF COMMON STOCK

                        PURCHASABLE AND OF EXERCISE PRICE

         The Exercise Price and the number and kind of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article III.

         Section 3.01:  Mechanical Adjustments.

         (a) In case the Corporation shall at any time or from time to time after the date hereof (i) pay any dividend, or make any distribution, on the outstanding shares of Common Stock (or Common Stock Equivalents) in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, (iii) combine the outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation, then and in each such case, the Exercise Price in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the Warrantholder shall be entitled to receive the number and type of shares of Common Stock which such Warrantholder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been converted into Common Stock immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this Section 3.01(a) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

         (b) If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution and shall thereafter, and before such dividend or distribution is paid or delivered to stockholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Exercise Price then in effect shall be made by reason of the taking of such record, and any such adjustment previously made as a result of the taking of such record shall be reversed.

         (c) As used in this Section 3.01 the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $0.001 per share, as constituted on the date hereof, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends nor be entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

         (d) In the case of a Sale of the Corporation or a proposed reorganization of the Corporation or a proposed reclassification of the capital stock of the Corporation (except a transaction for which provision for adjustment is otherwise made in this Section 3.01), the Warrant shall thereafter be exercisable into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon exercise of such Warrant would have been entitled upon such Sale of the Corporation, reorganization or reclassification; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Warrant, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the applicable conversion price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant. The Corporation shall not effect any such Sale of the Corporation unless prior to or simultaneously with the consummation thereof the successor corporation or purchaser, as the case may be, shall assume by written instrument the obligation to deliver to the Warrantholder such shares of stock, securities or assets as, in accordance with the foregoing provisions, each such holder is entitled to receive.

         (e) Except with respect to Excluded Securities (as defined below), in case the Corporation shall issue any shares of Common Stock (or Common Stock Equivalents) after the date hereof at a consideration per share (or having a conversion or exercise price per share) less than the Exercise Price, then in each such case, the Exercise Price shall be adjusted by multiplying (i) the Exercise Price in effect on the day immediately prior to the date of issuance of such shares (or Common Stock Equivalents) by (ii) a fraction, the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date prior to such issuance and (y) the number of shares of Common Stock purchasable at the then Exercise Price with the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so issued (or issuable upon conversion, exchange or exercise of such Common Stock Equivalents), and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date prior to such issuance and (y) the number of additional shares of Common Stock issued (or issuable upon conversion, exchange or exercise of such Common Stock Equivalents.) An adjustment made pursuant to this Section 3.01(e) shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively to the close of business on the date of such issuance.

For purposes of this Section 3.01(e), the aggregate consideration receivable by the Corporation in connection with the issuance of shares of Common Stock or of Common Stock Equivalents shall be deemed to be equal to the sum of the aggregate offering price (e.g., the aggregate consideration received by the Corporation in connection with the issuance of all such Common Stock and/or Common Stock Equivalents before deduction of underwriting discounts or commissions and expenses payable to third parties, if any) of all such Common Stock and/or Common Stock Equivalents plus the minimum aggregate amount, if any, payable upon conversion, exchange or exercise of any such Common Stock Equivalents. The issuance or reissuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the Exercise Price pursuant to Section 3.01(a) shall not be deemed to constitute an issuance of Common Stock or Common Stock Equivalents by the Corporation to which this Section 3.01(e) applies. Upon the expiration of any unconverted, unexchanged or unexercised Common Stock Equivalents for which an adjustment has been made pursuant to this Section 3.01(e), the adjustments shall forthwith be reversed to effect such Exercise Price as would have been in effect if at the time of such Common Stock Equivalents, to the extent outstanding immediately prior to such expiration or termination, had never been issued. Excluded Securities shall mean all shares of Common Stock or Common Stock Equivalents (i) issued and outstanding upon the Initial Investment Date, and (ii) issued or issuable pursuant to the Company's 1999 Stock Incentive Plan or Non-Employee Director Stock Option Plan.

         (f) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to paragraph (a) of this Section 3.01, the Warrant Shares shall simultaneously be adjusted by multiplying the number of Warrant Shares initially issuable upon exercise of each Warrant (as set forth on the front page of this Warrant) by $18.00 and dividing the product so obtained by the Exercise Price, as adjusted.

         (g) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($.01) in such price; provided, however, that any adjustments which by reason of this paragraph (h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section
3.01 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Notwithstanding anything in this Section 3.01 to the contrary, the Exercise Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

         (h) In the event that at any time, as a result of any adjustment made pursuant to Section 3.01(a), the Warrantholder thereafter shall become entitled to receive any shares of capital stock of the Corporation other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 3.01(a).

         Section 3.02: Notices of Adjustment. Whenever the number of Warrant Shares or the Exercise Price is adjusted as herein provided, the Corporation shall prepare and deliver forthwith to the Warrantholder a certificate signed by its President or a Vice President, or by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, setting forth the adjusted number of shares purchasable upon the exercise of this Warrant and the Exercise Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which adjustment was made.

         Section 3.03: Form of Warrant After Adjustments. The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number or kind of the Warrant Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.

         Section 3.04: Treatment of Warrantholder. Prior to due presentment for registration of transfer of this Warrant, the Corporation may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.

                                   ARTICLE IV

              OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDER

         Section 4.01: No Rights as Shareholders; Notice to Warrantholders. Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Corporation or of any other matter, or any rights whatsoever as shareholders of the Corporation. The Corporation shall give notice to the Warrantholder by certified mail if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

         (a) the Corporation shall declare any dividend or distribution with respect to its capital stock;

         (b) a dissolution, liquidation or winding up of the Corporation shall be proposed; or

         (c) a capital reorganization or reclassification of the capital stock of the Corporation, any consolidation or merger of the Corporation with or into another corporation, any transaction or series of transactions in which more than fifty percent (50%) of the voting securities of the Corporation are transferred to another person, or of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety.

         Such giving of notice shall be initiated at least ten Business Days prior to the date fixed as a record date or effective date or the date of closing of the Corporation's stock transfer books for the determination of the shareholders entitled to such dividend or distribution, or for the determination of the shareholders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the stock transfer books, as the case may be.

         Section 4.02: Lock Up Period. By accepting this Warrant, the Warrantholder agrees not to sell any Warrant Shares for up to twelve months after the effective date of a Registration Statement relating to a public offering of the Company's Common Stock, registered pursuant to the Securities Act of 1933, as amended (the "Lock Up Period"), without the prior written consent of the underwriter.

         Section 4.03: Lost, Stolen, Mutilated or Destroyed Warrants. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such reasonable terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant.

                                    ARTICLE V

                             SPLIT-UP, COMBINATION,

                        EXCHANGE AND TRANSFER OF WARRANTS

         Section 5.01: Split-Up, Combination, Exchange and Transfer of Warrants. Subject to the provisions of Section 5.02 hereof, this warrant may be split up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of Warrant Shares. If the Warrantholder desires to split up, combine or exchange this Warrant, the Warrantholder shall make such request in writing delivered to the Corporation and shall surrender to the Corporation this Warrant and any other Warrants to be so split-up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Corporation shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Corporation shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Corporation may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

         Section 5.02: Transfer. This Warrant and all rights hereunder may be sold, transferred or otherwise disposed of, in whole or in part, to any person in accordance with and subject to the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder. Upon the delivery to the Corporation at its principal corporate office of this Warrant along with a duly completed Assignment Form substantially in the form of Exhibit B hereto, the Corporation shall execute and deliver a new Warrant in the form of this Warrant, but registered in the name of the transferee, to purchase the number of Warrant Shares assigned to the transferee. In case the Warrantholder shall assign this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Corporation shall execute a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder.

         Section 5.03: Restrictive Legend. Each Warrant Share issued upon exercise of this Warrant shall bear a legend containing the following words:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
           REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN
           COMPLIANCE WITH SUCH ACT."

The requirement that the above legend be placed upon certificates evidencing any such securities shall cease and terminate upon the earliest of the following events: (i) when such shares are transferred in an underwritten public offering,
(ii) when such shares are transferred pursuant to Rule 144 under the Securities Act or (iii) when such shares are transferred in any other transaction if the seller delivers to the Corporation an opinion of its counsel, which counsel and opinion shall be reasonably satisfactory to the Corporation, or a "no-action" letter from the Staff of the Securities and Exchange Commission, in either case to the effect that such legend is no longer necessary in order to protect the Corporation against a violation by it of the Securities Act upon any sale or other disposition of such shares without registration thereunder. Upon the occurrence of such event, the Corporation, upon the surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such securities as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such securities not bearing such legend.

                                   ARTICLE VI

                                  OTHER MATTERS

         Section 6.01: Successors and Assigns. The terms and provisions of this Warrant shall bind and inure to the benefit of the Warrantholder and its successors and assigns.

         Section 6.02: No Inconsistent Agreements. The Corporation will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Warrantholder or otherwise conflicts with the provisions hereof. The rights granted to the Warrantholder hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Corporation's securities under any other agreements.

         Section 6.03: Entire Agreement. This Warrant and the Exhibit hereto contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

         Section 6.04: Amendments and Waivers. The terms and provisions of this Warrant, including the provisions of this sentence, may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, pursuant to the written consent of the Corporation and the Warrantholder.

         Section 6.05: Counterparts. This Warrant may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         Section 6.06: Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to the principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Florida and of the United States of America, in each case located in the County of Palm Beach, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Warrant and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Warrant shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Warrant or the transactions contemplated hereby in the courts of the State of Florida or the United States of America, in each case located in the County of Palm Beach, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

         Section 6.07: Notice. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                  (i)      if to the Corporation. to:

                           David Saltrelli, President
                           Netmaximizer.com, Inc.
                           4400 North Federal Highway, Suite 307
                           Boca Raton, Florida 33431
                           Telecopy: (561) 447-2015

                  (ii)     if to the Warrantholder, to:

                           Carousel Finance Limited
                           Gordon Bailey
                           International House
                           Castle Hill, Victoria Road
                           Douglas, British Isles 1M24RB

         All such notices, requests, consents and other communications shall be deemed to have been given when received.

         Section 6.08: Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid, but if any provision of this Warrant is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Warrant.

         IN WITNESS WHEREOF, this Warrant has been duly executed by the Corporation under its corporate seal as of the ___ day of September, 2000.

                                                     NETMAXIMIZER.COM, INC.





                                       By:
                                           -------------------------------------
                                              Name:    DAVID SALTRELLI
                                              Title:   President

Attest:
        ---------------------------
          Name:   PETER SCHUSTER
          Title:  Secretary

                              Exhibit A to Warrant
                              --------------------

                              FORM OF SUBSCRIPTION

                 [To be executed only upon exercise of Warrant]


NETMAXIMIZER.COM, INC.

The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, _____________1 shares of Common Stock covered by the within Warrant and requests that the certificates for such shares be issued in the name of and delivered to, _______________ whose address is ______________. The undersigned herewith makes payment in full therefor of the Exercise Price therefor (or $____________ in the aggregate).

                                          CAROUSEL FINANCE LIMITED

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:













-----------
1   Insert here the number of shares called for on the face of this Warrant (or, in the case of partial exercise, the portion thereof as to which this Warrant is being exercised). In the case of partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                              Exhibit B to Warrant
                              --------------------

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ____________________ the right represented by such Warrant to purchase ___________________1 shares of Common Stock of Netmaximizer.com, Inc. to which such Warrant relates and appoints _________________ Attorney to make such transfer on the books of Netmaximizer.com, Inc., maintained for such purpose, with full power of substitution in the premises.

Dated:
       ----------                          CAROUSEL FINANCE LIMITED

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:





Signed in the presence of:


--------------------------------

--------------------------------









------------
2 Insert here the number of shares called for on the face of this Warrant (or, in the case of partial exercise, the portion thereof as to which this Warrant is being exercised). In the case of partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.